Exhibit 10.7

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT (this “Amendment”), is made as of December 2, 2022, by and among OAKTREE STRATEGIC INCOME II, INC., as the collateral manager (in such capacity, the “Collateral Manager”), OSI 2 SENIOR LENDING SPV, LLC, as the borrower (the “Borrower”), Citibank, N.A., as administrative agent (the “Administrative Agent”) and Citibank, N.A., as the sole committed lender (the “Lender”).

R E C I T A L S

WHEREAS, the Collateral Manager, Oaktree Strategic Income II, Inc., as the seller (in such capacity, the “Seller”), the Borrower, the Administrative Agent, the Lender and Deutsche Bank Trust Company Americas, as Collateral Agent, are parties to that certain Loan and Security Agreement, dated as of July 26, 2019 (as the same has been previously amended and may be amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”);

WHEREAS, pursuant to Section 13.1 of the Loan and Security Agreement, the Collateral Manager and the Borrower desire to, and have requested that the Administrative Agent agree to, amend certain provisions of the Loan and Security Agreement as provided herein;

WHEREAS, subject to the terms and conditions of this Amendment, the Administrative Agent and Lenders constituting at least the Required Lenders are willing to agree to such amendments to the Loan and Security Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Loan and Security Agreement.

2.     Amendments. The parties to the Loan and Security Agreement agree, effective as of the date set forth above, subject to the terms and conditions set forth herein and in reliance on the representations, warranties, covenants and agreements contained herein, that the Loan and Security Agreement is hereby amended to:

(A)     modify the definition of “Scheduled Reinvestment Period End Date” as follows:

“Scheduled Reinvestment Period End Date”: The date that is forty-six months after the Closing Date.

(B)     modify the definition of “Change of Control” as follows:

“Change of Control”: (a) With respect to the Borrower, the occurrence of an event by which the Equityholder ceases to own, of record, beneficially and directly, 100% of the equity interests of the Borrower; and (b) with respect to the Collateral Manager, (x) any “person” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) or two or more persons in concert shall have acquired “beneficial ownership” (as defined under Rule 13d-3 and 13d-5 under the

Exchange Act, except that a person or two or more persons acting in concert shall be deemed to have “beneficial ownership” of all securities that such person or persons have the right to acquire, whether such right is exercisable immediately or only after the passage of time, directly or indirectly, of stock or other equity interests or any interest convertible into any such interest in the Collateral Manager), directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, or Control over the Collateral Manager or of 35% or more of the voting power for the election of directors of the Collateral Manager, if any, under ordinary circumstances, or (y) the dissolution, termination or liquidation in whole or in part, transfer or other disposition, in each case, of all or substantially all of the assets of, the Collateral Manager (except any merger or consolidation that does not violate Section 5.4(a)). Notwithstanding the foregoing, the announcement and the consummation of the merger between Oaktree Specialty Lending Corporation and Oaktree Strategic Income II, Inc. as described in that certain press release dated as of September 15, 2022, shall not constitute a “Change of Control.”

3.     Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions:

(A)     the execution and delivery of this Amendment by each party hereto;

(B)     payment of all fees due on or prior to the date of this Amendment.

4.     Representations and Warranties. The Borrower hereby represents and warrants that, as of the date first written above, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

5.     Reaffirmation. Except to the extent expressly amended by this Amendment, the terms and conditions of the Loan and Security Agreement and other Transaction Documents shall remain in full force and effect. Each of the Transaction Documents, including the Loan and Security Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan and Security Agreement as amended hereby, are hereby amended so that any reference in such Transaction Documents to the Loan and Security Agreement, whether direct or indirect, shall mean a reference to the Loan and Security Agreement as amended hereby. This Amendment shall constitute a Transaction Document under the Loan and Security Agreement.

6.     Miscellaneous. This Amendment may be executed in counterparts, each of which shall be and all of which, when taken together, shall constitute one binding agreement. The Article and/or Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

2

THE ADMINISTRATIVE AGENT:

CITIBANK, N.A., in its capacity as
Administrative Agent

By:	/s/ Vincent Nocerino
	Name:	Vincent Nocerino
	Title:	Attorney in Fact

LENDER:

CITIBANK, N.A.,

By:	/s/ Vincent Nocerino
	Name:	Vincent Nocerino
	Title:	Attorney in Fact

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day, month and year first above written.

BORROWER

OSI 2 Senior Lending SPV, LLC

By:	Oaktree Strategic Income II, Inc.
Its:	Designated Manager

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Amendment

COLLATERAL MANAGER:

OAKTREE STRATEGIC INCOME II, INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Senior Vice President

Signature Page to Amendment